

<ARTICLE>                     5
<LEGEND>
    This schedule contains summary financial information extracted from the balance sheet of CNL Health Care Properties, Inc. at March 31, 2000, and its
statement of income for the three months then ended and is qualified in its entirely by reference to the Form 10Q of CNL Health Care Properties, Inc. for
the three months ended March 31, 2000.
</LEGEND>


<PERIOD-TYPE>                                  3-Mos
<FISCAL-YEAR-END>                              Dec-31-2000
<PERIOD-START>                                 Jan-1-2000
<PERIOD-END>                                   Mar-31-2000
<CASH>                                         5,812,893
<SECURITIES>                                   0
<RECEIVABLES>                                  0
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0 <F1>
<PP&E>                                         0
<DEPRECIATION>                                 0
<TOTAL-ASSETS>                                 6,236,495
<CURRENT-LIABILITIES>                          0 <F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       6,586
<OTHER-SE>                                     4,263,182
<TOTAL-LIABILITY-AND-EQUITY>                   6,236,495
<SALES>                                        0
<TOTAL-REVENUES>                               72,962
<CGS>                                          0
<TOTAL-COSTS>                                  98,140
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (25,178)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (25,178)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (25,178)
<EPS-BASIC>                                  (.04)
<EPS-DILUTED>                                  (.04)

<F1>Due to the nature of its industry, CNL Health Care Properties, Inc. has an unclassified balance sheet; therefore, no value are shown above for current assets and liabilities.

